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                                      L E A S E                    EXHIBIT 10(s)
                                      ---------


               THIS LEASE, made as of this 30th day of August, 1994, by and between ROBERT DOYLE, with an address at 1104 Summit Tree Parkway, Duluth, Georgia 30136 (herein called "Owner"), and PURITAN-BENNETT CORPORATION, with an address at 9401 Indian Creek Parkway, Overland Park, Kansas 66225 (herein called "Tenant");

               WITNESSETH:

               That for and in consideration of their mutual covenants hereinafter contained, the parties hereto agree and bind themselves as follows:

          Section 1.  Premises.
          --------------------

               Owner leases to Tenant and Tenant rents from Owner the residence, adjacent yard, and furniture and equipment located therein, if any, described as 2008 South Pacific, Oceanside, California (the "Premises").

          Section 2.  Term.
          ----------------

               The term of this Lease shall be for a period of two years and shall commence on September 1, 1994, and shall expire on August 30, 1996.

          Section 3.  Rent.
          ----------------

               Tenant agrees to pay to Owner, without prior demand therefor and without any deduction or offset whatsoever, as rent hereunder, the sum of Two Thousand Five Hundred and No/100 Dollars ($2,500.00) per month each month of the term of this Lease, and to pay the same on the first day of each month, in advance, at the address of Owner as set forth above.

          Section 4.  Right of Entry.
          --------------------------

               Owner shall have the right to enter the Premises at reasonable hours in order to inspect the Premises, make repairs, decorations, alterations or improvements, supply services or exhibit the Premises to prospective or actual purchasers, mortgagees, tenants or workmen. Owner shall have the right to keep a "For Sale" sign displayed on the Premises.

          Section 5.  Condition of the Premises.
          --------------------------------------

               Tenant is fully familiar with the physical condition of the Premises, and Owner has made no representations as to the condition of the Premises or the fitness or suitability of the Premises for any particular use, and Tenant shall accept the Premises in an "as is" condition.

          Section 6.  Use of Premises.
          ---------------------------

               Tenant shall use the Premises solely as a private residence, and not place any signs or advertisements on the Premises. Tenant shall not keep birds, dogs, cats or other animals or pets on the Premises without the prior written consent of Owner. Tenant shall keep all sidewalks, entrances and doorways free from obstructions, and shall not permit anything to be done on the Premise that will annoy, embarrass, inconvenience, or damage owner or Tenant's neighbors.

          Section 7.  Utility Charges; Taxes.
          ----------------------------------

               (A) Tenant shall promptly pay all charges for water, electricity, heat, gas or any other utility consumed on the Premises, and shall contract for the same in its own name.

               (B) Owner shall pay all real estate taxes, special assessments and homeowners association dues (if any) levied on the Premises.

          Section 8.  Indemnification by Tenant; Release of Landlord.
          -----------------------------------------------------------

               (A) To the extent allowed by law, Tenant will protect, indemnify and save harmless Owner from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees) arising or occurring during the term of this Lease or any period during which Tenant is occupying the Premises by reason of
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          (i)  any damage to the Premises caused directly or indirectly, wholly or in part, by Tenant, its employees, agents, guests or invitees;

         (ii) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises or any part thereof or the adjoining streets or ways;

        (iii) any use, nonuse or condition of the Premises or any part thereof or the adjoining street or ways;

         (iv) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; or

          (v) the performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof.

In case any such action, suit or proceeding is brought against Owner by reason of any such occurrence, Tenant, upon Owner's request, will, at Tenant's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated by Tenant and approved by Owner.
The obligations of Tenant as aforesaid shall survive any termination of the Lease.

     (B) To the extent allowed by law, neither Owner nor any of his heirs or representatives shall be liable or responsible for any harm, loss, damage or injury suffered or incurred by Tenant, any guest of Tenant, or any other party, regardless of the reason or cause thereof.

Section 9.  Tenant's Right to Assign and Sublet.
- -----------------------------------------------

     Tenant shall not assign this Lease or sublet all or any part of the Premises without the prior written consent of Owner.

Section 10.  Waste or Nuisance and Compliance With Laws.
- -------------------------------------------------------

     Tenant shall not commit nor suffer to be committed any waste upon the Premises, or any nuisance, and Tenant shall hold Owner harmless with respect to a breach of this covenant.

Section 11.  Alterations.
- ------------------------

     Tenant shall not make or cause to be made any alterations, changes or additions to the Premises without the prior written consent of Owner.

Section 12.  Repairs.
- --------------------

     Tenant shall, at its cost, maintain and keep the Premises in a good and clean condition (including, but not limited to, yard care) and shall obey all laws, ordinances and regulations affecting the Premises.

Section 13.  Additional Rules.
- -----------------------------

     In addition to the covenants contained in this Lease, Tenant agrees to abide by the following rules:

     (A) All commodes and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no sweepings, rubbish, rags, papers, ashes or other substances shall be thrown therein. Any damage resulting to them from misuse of any nature or character whatever shall be paid for by Tenant.

     (B) No tacks, screws, hooks or nails shall be driven into the walls or woodwork of the Premises without the prior consent of Owner.

     (C) There shall be no cooking or baking done except in the kitchen.

     (D) Tenant shall not interfere in any manner with any portion of the heating or lighting apparatus in or about the Premises.

     (E) No additional locks shall be placed upon any door of the Premises without the consent of Owner, and in the event that additional locks are so placed upon any door of the Premises, said locks shall be left in place when the Premises are surrendered to Owner.

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     (F) All other rules adopted from time to time by Owner.

Section 14.  Destruction of Premises.
- ------------------------------------

     If the Premises shall be destroyed or damaged by fire or other casualty so as to become untenantable, either party may terminate this Lease by giving notice of the intention to do so within ten (10) days after such casualty. If neither party elects to terminate this Lease, or if the Premises shall not be rendered untenantable by such casualty, Owner shall, subject to the obligation of Tenant under Section 8(A) above, and otherwise to the extent of the insurance proceeds from such casualty, proceed to repair the Premises, and during such period of repair there shall be no abatement of rent, unless the Premises have been rendered untenantable, in which case rent shall abate until completion of Owner's repair.

Section 15.  Mechanics Liens.
- ----------------------------

     Tenant shall not cause or permit Owner's estate to be made subject to any mechanic's or materialmen's lien or to any other lien or liability under the lien laws of the state in which the Premises is located, but if such liens are filed, Tenant shall immediately discharge or pay the same, at Tenant's cost.

Section 16.  Default Provisions.
- -------------------------------

     If default shall be made by Tenant in the due and punctual payment of any rent or other charge due under this Lease when and as the same shall become due and payable, and such default shall continue for a period of ten (10) days after written notice thereof from Owner to Tenant, then Owner shall have the right, at Owner's election, without further notice or demand to Tenant, to terminate this Lease and to enter into and upon the Premises and take possession of the same, and Owner may hold and retain the Premises as of its first or former estate. If Owner takes possession of the Premises in accordance herewith, Owner shall be entitled to recover damage from Tenant on account of Tenant's default as provided by law.

Section 17.  Surrender, Removal and Restoration by Tenant.
- ---------------------------------------------------------

     On the last day of the term or on the sooner termination thereof, Tenant shall (i) peaceably surrender the Premises (including all repairs, changes, alterations, building equipment and furniture owned by Owner therein) broom-clean and in good order, condition and repair except for reasonable wear and tear, and (ii) at its expense remove from the Premises all of Tenant's furniture and other personal property therein, and any such property not so removed may, at Owner's election and without limiting Owner's right to compel removal thereof, be deemed abandoned.

Section 18.  Hold Over.
- ----------------------

     In the event Tenant remains in possession of the Premises after expiration of the tenancy created hereunder, Tenant, at the option of Owner, shall be deemed to be occupying the Premises as a tenant from month-to-month, at the rent set forth in Section 3 above, subject to all the other conditions, provisions and obligations of this Lease as the same are applicable to a month-to-month tenancy; provided, however, nothing set forth herein shall be construed as an authorization by Owner to Tenant to hold over under this Lease.

Section 19.  Sale of Premises.
- -----------------------------

     In the event that Owner shall receive an offer to purchase the Premises, Owner shall have the right to terminate this Lease upon thirty days' notice to Tenant. Tenant shall surrender the Premises to Owner on the date specified in such notice in accordance with the provisions of Section 17 above.

Section 20.  Remedies Cumulative.
- --------------------------------

     Owner's and Tenant's rights and remedies shall be cumulative and may be exercised and enforced concurrently. Any right or remedy conferred upon Owner or Tenant under this Lease shall not be deemed to be exclusive of any other right or remedy it may have.

Section 21.  Waiver.
- -------------------

     The waiver by Owner or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any

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subsequent breach of the same or any other term, covenant or condition herein contained. No covenant, term or condition of this Lease shall be deemed to have been waived unless such waiver be in writing, signed by the party charge therewith.

Section 22.  Notices.
- --------------------

     Whenever any notice is required or permitted under this Lease, such notice shall be in writing. All notices by Tenant to Owner shall be sent to Owner by registered or certified mail, at the address of Owner and Tenant first hereinabove given, or to such other address(es) as Owner or Tenant may later designate in writing. All notices shall be deemed given as of the date of mailing in accordance with the foregoing provisions.

Section 23.  Entire Agreement.
- -----------------------------

     This Lease sets forth all the covenants, promises, agreements, conditions and understandings between owner and Tenant concerning the Premises. There are no oral agreements or understandings between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between the parties hereto with respect to the subject matters hereof, and none thereof shall be used to interpret or construe this Lease.

Section 24.  Survival.
- ---------------------

     Any obligation of Tenant, which by its nature involves performance after the end of the term, shall survive the expiration of the term. The covenants herein contained shall run with the Premises and bind the heirs, executors, administrators, assigns and successors, of Owner and Tenant respectively.

Section 25.  Insurance.
- ----------------------

     Owner shall be responsible for maintaining property and general liability insurance on the Premises. Owner shall not be obligated to carry insurance on Tenant's personal property, and it is suggested that Tenant obtain insurance to cover any damage or loss.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the date first above written.

               OWNER:


                         /s/ Robert Doyle
                         ----------------------------------------
                         Robert Doyle


               TENANT:   PURITAN-BENNETT CORPORATION



                         By: /s/ L. A. Robbins
                            -------------------------------------

                         Name: L.A. Robbins
                              -----------------------------------

                         Title: Vice President & Chief Financial Officer
                               -----------------------------------------

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